Exhibit 10.1

AMENDMENT TO CREDIT AGREEMENTS

14 November 2014

Mr William Morro Director CBD Energy Limited & Westinghouse Solar Pty Ltd Suite 2, Level 2 53 Cross Street Double Bay NSW 2028
Dear William

CBD Energy Limited ACN 010 966 793 (CBD) and Westinghouse Solar Pty Ltd ACN 163 078 699 (Westinghouse) (collectively, the Companies)

Set out below are the terms on which the Secured Creditor is prepared to make an advance to the Companies for the purpose of paying Employee Entitlements (as defined below).

1.	INTERPRETATION

The following definitions apply in this letter:

Employee Entitlements means, in respect of employees of the Companies:

(a)	wages, superannuation contributions and superannuation guarantee charge payable by the Companies in respect of services rendered to the Companies;

(b)	in respect of leave of absence, any annual leave that accrues, calculated as a pro-rata rate of leave allowed annually pursuant to the following formula:

20/260 x number of days worked x employee's daily rate

Where:

20 = Annual leave allowance – 20 days per annum

260 = Standard working days – 260 per annum

Employee's daily rate = each relevant employee's rate per hour x the number of hours worked; and

(c)	does not include any amounts that accrue for payment in respect of retrenchment

Secured Creditor means Wind Farm Financing Pty Limited ACN 165 836 766.

2.	FUNDING OF TRADE ON EXPENSES

(a)	The Secured Creditor is prepared to advance the following amounts to the Companies (Trading Advances):

(i)
$110,000, pursuant to the terms of the existing finance facility and security granted in favour of the Secured Creditor, for the purpose of funding the trading expenses (other than Employee Entitlements) of the companies who have granted security in favour of the Secured Creditor; and

(ii)
$50,000, to be held on trust by the Companies, to be applied in payment of the ongoing trading expenses (other than Employee Entitlements) of the companies who have not provided security in favour of the Secured Creditor.

(b)	The parties agree that the Trading Advances are to be held in the trust account of Grant Thornton, Sydney, to be applied in accordance with clause 2(a).

3.	ADVANCES IN RESPECT OF EMPLOYEE ENTITLEMENTS

(a)	The Secured Creditor is prepared to advance the following further amounts to the Companies for the sole and exclusive purpose of enabling the Companies to pay Employee Entitlements:

(i)	CBD Energy Limited - $150,000 (CBD Advance); and

(ii)	Westinghouse Solar Pty Ltd - $90,000 (Westinghouse Advance) (collectively the Advanced Amounts).

(b)	The parties agree that the following amounts will be immediately paid by the Companies from the Advanced Amounts, in payment by the Companies of the following outstanding Employee Entitlements:

(i)	CBD - $123,140.07; and

(ii)	Westinghouse - $68,349.23.

(c)	The surplus of the Advanced Amounts following the payments in clause 3(b) will be paid by the Companies on account of future Employee Entitlements.

(d)	The parties agree that the Advanced Amounts are:

(i)	made in accordance with the terms of the existing financing and security arrangements between the Companies and the Secured Creditor;

(ii)	secured by the existing security granted in favour of the Secured Creditor; and

(iii)	to be held in the trust account of Grant Thornton, Sydney, who hold such funds on trust for the Companies, to be applied in accordance with clause 3.

4.	REPAYMENT OF ADVANCES

The Companies must repay to the Secured Creditor the Advanced Amounts:

(a)	in accordance with the terms of the existing finance and security arrangements; and

(b)
if either of the Companies are being wound up, then in accordance with the priority applicable to the Advanced Amounts under Part 5.6 of the Corporations Act 2001 (Cth) (Act) (such amount having priority under section 560(e) of the Act).

Please indicate your acknowledgement and agreement to the terms of this letter by signing the enclosed duplicate of this letter.

This document is governed by the laws of New South Wales.
Yours faithfully

Wind Farm Financing Pty Limited ACN 165 836 766

We acknowledge receipt of this letter and agree to be bound by its terms.
EXECUTED by CBD ENERGY LIMITED in accordance with section 127 of the Corporations Act 2001 (Cth):

Signature of director	Signature of director/secretary

Name	Name

EXECUTED by WESTINGHOUSE SOLAR PTY LTD in accordance with section 127 of the Corporations Act 2001 (Cth):

Signature of director	Signature of director/secretary

Name	Name